                                                                    EXHIBIT 99.1

               The following communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are those that do not state historical facts and are inherently subject to risks and uncertainties, and include statements contained under the headings "Re-Deployment Strategy," "Internal Growth Rate," "Re-Leasing Potential," "Development in Progress," "Financial Capacity to Grow," "Projected Balance Sheet Data," "Financial Ratio Analysis" and "Dividend & Payout Ratio Summary." These forward-looking statements are based on current expectations and entail various risks and uncertainties that could cause actual results to differ materially from those projected in the forward-looking statements. Such risks and uncertainties include, among others: risks associated with completion of the proposed merger; legislative, regulatory, or other changes in the real estate industry which increase the costs of, or otherwise affect the operations of, Pan Pacific, Western Properties or the combined company following the merger; competition for tenants with respect to new leases and the renewal or rollover of existing leases; changes in national or regional economic conditions, including changes in interest rates and the availability and cost of capital to Pan Pacific, Western Properties or the combined company; risks associated with shopping centers, such as lower than expected occupancy levels, a downturn in market lease rates for retail shopping center space or higher than expected costs associated with the maintenance and operation of such facilities; potential liability under, and change in, environmental, zoning, tax and other laws; risks associated with the market valuations of Pan Pacific's and Western Properties' stock; Pan Pacific's ability to sell non-core properties at acceptable prices after the merger; Pan Pacific's ability to renegotiate its primary credit facility; execution of shopping center development programs; completion of pending acquisitions including the completion of customary due diligence and closing conditions; and other factors discussed in Pan Pacific's Annual Report on Form 10-K and Pan Pacific's Registration Statement on Form S-4 (File No. 333-45944).

               With regard to the financial projections set forth in the communication below, we cannot assure you that actual results will not be significantly better or worse than the projected results. The inclusion of these projections should not be regarded as a representation by Pan Pacific or Western Properties or any of their affiliates or representatives that the projected results will be achieved. In addition, the financial projections were not prepared in compliance with the published guidelines established by the Securities and Exchange Commission or the guidelines established by the American Institute of Certified Public Accountants regarding projections.

               Pan Pacific and Western Properties do not, as a matter of course, publicly disclose internal budgets, plans, estimates, forecasts or projections as to future revenues, earnings or other financial information. Accordingly, neither Pan Pacific nor Western Properties intends to, and each specifically declines any obligation to, update or otherwise revise the financial projections to reflect circumstances existing since their preparation or to reflect the occurrence of unanticipated events. In addition, neither Pan Pacific nor Western Properties intends to, and each specifically declines any obligation to, update or revise the financial projections to reflect changes in general economic or industry conditions.

               Neither Pan Pacific's nor Western Properties' independent accountants have compiled, examined or applied any procedures to the financial projections in the communication below, nor have they expressed any opinion or other form of assurance on this information or its achievability and assume no responsibility for, and disclaim any association with, this information.

               Investors and security holders of Pan Pacific and Western Properties are urged to read the joint proxy statement/prospectus which was filed with the Securities and Exchange Commission as part of Pan Pacific's Registration Statement on Form S-4 (File No. 333-45944) regarding the proposed merger, because it contains important information. Pan Pacific's and Western Properties' security holders may obtain a free copy of the joint proxy statement/prospectus and other documents filed by Pan Pacific and Western Properties with the Commission at the Commission's Web site at www.sec.gov. The joint proxy statement/prospectus and these other documents may also be obtained free of charge from Pan Pacific by directing a request to Pan Pacific Retail Properties, Inc., 1631-B Melrose Drive, Vista, California 92083, Attention:
Joseph B. Tyson, Executive Vice President and Chief Financial Officer, telephone: (760) 727-1002; or from Western Properties by directing a request to Western Properties Trust, 2200 Powell Street, Suite 600, Emeryville, California 94608, Attention: Dennis Ryan, Chief Financial Officer, telephone (888) 831-5770.

                         ------------------------------

                         ------------------------------

               The following communication contains certain information prepared by Pan Pacific's management relating to the proposed merger of WPT, Inc. (which will succeed Western Properties immediately prior to the merger) with Pan
Pacific:

STRATEGIC BENEFITS
--------------------------------------------------------------------------------

-       Significantly increases presence in key West Coast growth markets

-       Enhances dominant grocery anchor focus in high barrier to entry markets

-       Opportunity to accelerate FFO growth rate

-       Strengthens financial position and ability to grow

GOING-IN CAP RATE ANALYSIS
--------------------------------------------------------------------------------


2Q '00 Net operating income (annualized)               $ 45,288
Incremental income from Kienow's portfolio             $  1,384
Incremental income from Plaza Escuela loan             $  1,348
Other property operating expense reductions            $  2,496

ADJUSTED GOING-IN NOI                                  $ 50,516

Equity Value (PNP at $20.00, 0.62 exchange ratio)      $233,343
Debt assumed (including transaction expenses)          $205,000

TOTAL GROSS VALUE                                      $438,343

IMPLIED GOING-IN CAP RATE                                  11.5%

NET ASSET VALUE ANALYSIS
--------------------------------------------------------------------------------

Adjusted Going-In NOI      $ 50,516

CAP RATE                       9.75%         10.00%         10.25%
Implied gross value        $518,112       $505,160       $492,839
Debt outstanding           $205,000       $205,000       $205,000
Net asset value            $313,112       $300,160       $287,839

NAV PER SHARE              $  16.63       $  15.95       $  15.30

CONCENTRATED IN KEY GROWTH MARKETS
--------------------------------------------------------------------------------


                                    San Francisco     Sacramento      Portland
                                    -------------     ----------      --------
# of Shopping Centers                          12              7             10
% of Total NOI                                 31%            20%            10%
Average grocery sales psf                $    462       $    481             NA
Population*                                69,000         54,000        125,000
Household income*                        $ 68,000       $ 72,000       $ 50,000

*3-mile weighted by net operating income

GEOGRAPHIC DIVERSIFICATION
--------------------------------------------------------------------------------


                             Pan Pacific            Western                Combined
                        ---------------------  ---------------------  ---------------------
                        Sq. Ft.    % of Total  Sq. Ft.    % of Total  Sq. Ft.    % of Total
                        -------    ----------  -------    ----------  -------    ----------
Northern California      1,717         18%      4,224         78%      5,941         40%
Southern California      1,944         21%          0          0%      1,944         13%
Oregon                   1,985         21%        463          8%      2,448         17%
Washington               1,776         19%        127          2%      1,903         13%
Nevada                   1,458         16%        630         12%      2,088         14%
Other                      481          5%          0          0%        481          3%

TENANT DIVERSIFICATION
--------------------------------------------------------------------------------


                                 Pan Pacific                Western                 Combined
                            --------------------      -------------------      -------------------
                              Rent         % of        Rent         % of        Rent         % of
                            ($000s)        Total      ($000s)       Total      ($000s)       Total
                            -------        -----      -------       -----      -------       -----
Raley's Supermarket          $  339         0.4%      $7,359        16.2%      $7,698         5.8%
Wal-Mart                      2,836         3.3%         775         1.7%       3,611         2.7%
Safeway/Pak N Save/Vons       2,084         2.4%       2,007         4.4%       4,091         3.1%
Albertson's/Sav-on            3,457         4.0%           0         0.0%       3,457         2.6%
Rite Aid                      1,576         1.8%       1,211         2.7%       2,787         2.1%
Ross Stores                   1,073         1.2%         705         1.6%       1,778         1.3%
Hollywood Video               1,188         1.4%         465         1.2%       1,653         1.3%
Save Mart                       512         0.6%       1,121         2.5%       1,633         1.2%
QFC                             541         0.6%       1,090         2.4%       1,631         1.2%
24 Hour Fitness               1,246         1.4%         243         0.6%       1,489         1.1%
Office Max                    1,481         1.7%           0         0.0%       1,481         1.1%
Blockbuster Video            $  654         0.7%      $  777         1.7%      $1,431         1.1%

WESTERN INVESTMENT ACTIVITY '98 - `00
--------------------------------------------------------------------------------


Dispositions                     # of Properties         Sq. Ft.         Price
------------                     ---------------         -------         -----
Non-core asset type                    11                209,000        $23.3 MM
Non-core markets                       11                639,000        $48.7 MM
TOTAL DISPOSITIONS                     22                848,000        $72.0 MM


Acquisitions                   Location                    Sq. Ft.          Price
------------                   --------                    -------          -----
Century Center                Modesto CA                    215,000        $17.5 MM
Lakewood Village              Windsor CA                    127,000        $20.9 MM
Pine Creek Center             Grass Valley CA               213,000        $10.0 MM
Blaine International          Blaine WA                     127,000        $ 7.6 MM
Tacoma Shopping Center        Portland OR                    13,000        $ 2.3 MM
Kienow's Portfolio            Portland OR                   545,000        $54.7 MM

TOTAL ACQUISITIONS                                        1,240,000        $113 MM

RE-DEPLOYMENT STRATEGY
--------------------------------------------------------------------------------


Dispositions: Non-Core Markets                          Projected Price      Projected Cap Rate
------------------------------                          ---------------      ------------------
Centennial Plaza                                            $12.3 MM                10.0%
Dodge Center                                                $ 2.5 MM                11.5%
Eastridge Plaza                                             $ 5.3 MM                10.3%
Elko Junction                                               $16.6 MM                10.0%
Heritage Park                                               $ 9.9 MM                10.0%
Victorian Walk Shopping Center                              $ 7.7 MM                10.3%
West Town                                                   $ 5.4 MM                 8.5%

Dispositions: Non-Core Asset Type
---------------------------------

Raley's Center (single tenant - Fallon)                     $ 4.7 MM                 8.5%
Viking Freight (industrial)                                 $ 9.0 MM                 6.3%
Wal-Mart (single tenant - Napa)                             $ 9.0 MM                 8.5%
Washington Mutual (office buildings)                        $ 5.0 MM                  --

TOTAL DISPOSITIONS                                          $87.4 MM                 9.3%

INTEGRATION PLAN
--------------------------------------------------------------------------------

                                                                            Week Beginning
                                           ----------------------------------------------------------------------------------------
                                           Responsibility  4-Sep 11-Sep 18-Sep 25-Sep 2-Oct 9-Oct 16-Oct 23-Oct 30-Oct 6-Nov 13-Nov
                                           --------------  ----- ------ ------ ------ ----- ----- ------ ------ ------ ----- ------
HUMAN RESOURCES
Close out WIR 401k                         LM                                                                    O
G & A budget                               JT                                                 O
Hire Acctg. Staff A/P, A/R, & Accountants  LS                                                       O
Interview WIR accounting staff             LS               X
Identify WIR transition team               JT/JS                  O
Select two independent board members       ST                                                                           O
Complete cobra insurance transition        LM                                                                    O
Severance-legal release form for
 non-retained                              JT                             O
D & O policy extention and verify
 prepayment                                DS                             X
Complete Organizational Chart              JS/ST/JT                       O
Implement Org Chart/finalize comp/
 responsibilities PPRP                     JS/JT                          O
Implement Org Chart/finalize comp/
 responsibilities WIR                      JS/JT                                                                        O
Hire Paralegal                             JS/JT                                                                        O
Hire Oregon  Leasing Rep (Sacramento
Office)                                    TB/JS                                                                        O      O
Hire Admin Assistant - Portland            RS                                                                           O      O
Hire Washington Property Manager           RS/JS                                                                        O      O
Hire Leasing Rep SoCAL/Nevada              JS/SE                                                                        O      O

ACCOUNTING

Dublin finalize ground lease structure     JT                                                              O
Proforma for stub period Nov. - Dec.       JT                                                              O
Windsor-Lincoln National debt - transfer
 of mortgage                               JT                                           O
Recalculate FAS 13 upon conversion
 completion                                LS                                                              O
Finalize capitalized interest
 Rocklin, Menlo, Broadway, Olympic         LS                                                       O
Calculate FFO for Olympic office building  JT               X                    O
Complete legal structure for Kienows -
 Ron Prins                                 MH               X                                 O
Finalize transaction cost                  JT               X                                                    O
Q-3 WIR to accrue vacation, sick, 401k
 and bonus                                 LS                                                              O
Collection of prior dev. fees Bay Meadows
 & Plaza Escuela                           LS                                                 O
Other assets/liabilities write-off &
 collect                                   LS                                                              O
Declare Q-3 dividend 9/25                  MH                     X
Set-up payments for former Directors 5k x
 3 per month                               MH                                                                                  O
Review and approve budget assumptions      JS                                                       O
Complete & distribute 2001 and 2002 Prop
 Level Budgets                             JS                                                              O

TECHNOLOGY

Inventory of existing systems              PB               X
Merge data from Yardi to MRI               LS                                           O
Server set-up in  San Diego                PB                                                                    O
ISDN or T-1 line for Sacramento office     PB                                                                           O
Training MRI for new employees             LS                                                                           O
Website and Property Overview              CM                                                                           O
Database Conversion                        CM/RM                                                                        O
Scan PPRP Leases to Shared Drive           EB                                                                           O
Scan WIR Leases to Shared Drive            EB                                                                           O

INVENTORY/OFFICE SET-UP

Close existing PNP Sacramento Office       JS                                                                           O
Disposition of WIR Emeryville office
 furniture                                 DS                                                                           O
Expand existing Vista phone system         DS                                                                           O
Transfer existing PNP employees to new
 offices                                   DS                                                                                  O
Clean out vacant offices (Vista)           DS                                    O

INTEGRATION PLAN
--------------------------------------------------------------------------------

                                                                            Week Beginning
                                           ----------------------------------------------------------------------------------------
                                           Responsibility  4-Sep 11-Sep 18-Sep 25-Sep 2-Oct 9-Oct 16-Oct 23-Oct 30-Oct 6-Nov 13-Nov
                                           --------------  ----- ------ ------ ------ ----- ----- ------ ------ ------ ----- ------
Order furniture for vacant offices (Vista) DS                             O
Terminate Emeryville office lease          JT                                                 O
Close WIR Emeryville Office                DS                                                                                  O
Terminate office contracts - copier        DS                                                 O
New copier for Acctg. Staff                DS                                                                                  O
Draft Filing policies & procedures         EB/DC/RM/KB                           O
Approval & Implementation of Filing
 policies & procedures                     ST/JT/JS                                           O
Email system coordination of all
 Regionals/Employees                       LS                                                                           O
Letterhead, Business Cards                 DS                                                                           O
Updated Phone List                         DS                                                                           O
Portland Expansion                         RS                                                                           O

PROXY/MEETING/BOARD

Pick solicitation firm for WIR             CM/ST                  X
Review Prelim. Proxy                       JT/LS/MH         X
Review & update proxy before printer       JT/LS/MH               X
Printer                                    JT/LS/MH               X
Mailing                                    JT/LS/MH               X

BANK GROUP/CREDIT FACILITY

Schedule meeting with bank group           JT               X
Bank group property tour & meeting         JT/ST/JS                                           O
Bank facility term sheet                   JT/ST                          X
Select additional banks for credit
 facility                                  JT/ST                          X
Agree on structure (i.e. Mini revolver,
 term loan, increase)                      JT/ST                          X

DEVELOPMENT

Finalize joint venture Olympic /Broadway   JT/ST                                                    O
Development agreement Plaza Escuela        JT/ST                                                    O
Finalize budgets                           JT/ST/MS/DC                                                     O
Finalize draw procedures                   JT/ST                                                           O
Tax parcel map for office building         ST                                                                                  O
Lease 3rd floor of Cal Fed Building        ST                                                                                  O
Pursue sale of Plaza Escuela               JT/ST                                                                               O

PROPERTY

Strategic plan for each property           JS/ST/JT                       O
Property tax impact allocation based upon
 purchase price                            JS /ST                                                                       O
Viking Freight sale                        ST                                           O
Environmental phase 1 complete (need 200
 million)                                  JS/ST                                        O
Washington Mutual sale                     ST                                                 O
North Hills, North Hills parcels, Dinuba,
 Coalinga                                  ST                                    O
Cancel Blaine management agreement         ST                                                                                  O
Leasing update weekly (update Argus)       JS                                                                                  O
Finalize property insurance                DS                                    O
Update Kienows capital expense             JT                                    O
Environmental insurance terminate or
 adjust                                    DS                                           O
Notice to Tenants                          DC/JS                                                                               O
Tenant meetings                            DC/JS                                                                               O
Unit owners/other special ownership
 structures                                ST/JT                                                                               O
Title clean-up                             JS                                                                                  O
Demographics                               CM/JS
Notice to Suppliers                        DC/JS                                                                               O

INTEGRATION PLAN
--------------------------------------------------------------------------------

                                                                            Week Beginning
                                           ----------------------------------------------------------------------------------------
                                           Responsibility  4-Sep 11-Sep 18-Sep 25-Sep 2-Oct 9-Oct 16-Oct 23-Oct 30-Oct 6-Nov 13-Nov
                                           --------------  ----- ------ ------ ------ ----- ----- ------ ------ ------ ----- ------
CASH MANAGEMENT

Transfer ownership of existing lock boxes   JT                                                                           O
Close all bank accounts - date of merger    LM                                                                           O

INTERNAL GROWTH RATE
--------------------------------------------------------------------------------


2001E NET OPERATING INCOME                           $50,516
Re-leasing activity                                     $571
Lease-up activity                                     $1,050
Improving recoveries                                    $275
Expense reductions                                      $159
2002E NET OPERATING INCOME                           $52,571

INTERNAL GROWTH RATE                                    4.1%

RE-LEASING POTENTIAL
--------------------------------------------------------------------------------


Pan Pacific Historical Leasing Activity                       1998 -- 1999
---------------------------------------                       ------------

# of leases scheduled to expire                                      247
Total square feet scheduled to expire                            762,000

Actual # of leases executed                                          490
Actual square feet leased                                      1,761,000
Expiring base rent per sq. ft.                                    $10.52
Re-leasing base rent per sq. ft.                                  $12.28
Percent increase in base rent per sq. ft.                            17%


Western Portfolio                                             2001 -- 2002
-----------------                                             ------------

# of leases scheduled to expire                                      224
Total square feet scheduled to expire                            603,000
Expiring base rent per sq. ft.                                    $11.40
Pan Pacific estimated market rent per sq. ft.                     $12.85
Percent increase in base rent per sq. ft.                            13%
Incremental base rent (annualized)                              $878,000

DEVELOPMENT IN PROGRESS
--------------------------------------------------------------------------------


                                   Plaza Escuela            Olympic Place         On Broadway
                                   Walnut Creek, CA         Walnut Creek, CA      Redwood City, CA
                                   ----------------         ----------------      ----------------
Ownership                          Lender                   94/6 JV               50/50 JV
Square feet                        156,000                  146,000               160,000
Start Date                         1Q `00                   4Q `00                1Q `01
Completion Date                    3Q `01                   1Q `02                3Q `02
Total Project Costs                $44.0 MM                 $34.7 MM              $35.8 MM
Costs Funded To Date               $11.8 MM                 $9.0 MM               $0.6 MM
Major Tenants                      Andronico's Market       Century Theater       Century Theater
                                   The Container Store      Cost Plus Imports     Pier 1 Imports
                                   The Men's Warehouse      Cal Fed               Barnes & Noble
                                   Prudential               Staples               Elm Street
Projected Yield                          10%                      12%                  10%

TRANSACTION FINANCING
--------------------------------------------------------------------------------


Equity
------

Western shares & units outstanding                                     18,818
Exchange ratio                                                         X 0.62
Newly issued Pan Pacific shares                                        11,667
Implied equity value (Pan Pacific at $20.00 per share)                $233 MM



Debt
----

Investment grade bonds assumed                                           $125 MM
          Weighted average interest rate            7.5%
          Weighted average maturity                 7 years
Mortgage note assumed                                                     $10 MM
          Interest rate                             7.6%
          Maturity                                  4 years
Bank line retired including transaction expenses                          $70 MM
        (borrowed under Pan Pacific's line)
Total Debt                                                               $205 MM
TOTAL TRANSACTION VALUE                                                  $438 MM

FINANCIAL CAPACITY TO GROW
--------------------------------------------------------------------------------

-   Increasing bank line capacity from $200 MM to $400 MM

-   Bank line average spread dropping from 115 bps to 108 bps

-   Bank line maturity extending from 12/02 to 01/04

-   $160 MM available after deal to fund future acquisitions

-   No preferred stock or convertible debt outstanding

-   Investment grade rating from both S&P and Moody's

-   91 of the 111 properties are unencumbered

-   No additional equity needed to achieve business plan through 2002

PROJECTED BALANCE SHEET DATA
--------------------------------------------------------------------------------


Assets                                                                     12/31/00
------                                                             --------------------------
Operating Properties                                               $1,206 MM              93%
Development                                                           $25 MM               2%
Other assets                                                          $59 MM               5%

TOTAL ASSETS                                                       $1,290 MM             100%

Debt
----
Unsecured debt - fixed                                               $125 MM              20%
Secured debt - fixed                                                 $237 MM              38%
Unsecured debt - floating                                            $259 MM              42%

TOTAL DEBT                                                           $621 MM             100%

FINANCIAL RATIO ANALYSIS
--------------------------------------------------------------------------------


                                                               Projected Year Ending 12/31/01
                                                               ------------------------------
                                                               Pan Pacific        Pan Pacific
                                                               Stand Alone         Pro Forma
                                                               -----------        -----------
Interest Coverage                                                  2.9x              3.0x
Debt-to-Total Market Cap                                           43%               42%

Unsecured Debt/Total Debt                                          49%               64%
Secured Debt/Total Debt                                            51%               36%

Fixed Rate Debt/Total Debt                                         51%               57%
Floating Rate Debt/Total Debt                                      49%               43%

Unencumbered NOI                                                   61%               73%

DIVIDEND & PAYOUT RATIO SUMMARY
--------------------------------------------------------------------------------


Pan Pacific 2000 Dividends                                   Dividend        FFO Payout Ratio
--------------------------                                   --------        ----------------
January 21                                                     $0.400               71%
April 14                                                       $0.420               69%
July 21                                                        $0.420               67%
October 20                                                     $0.420               65%
November special dividend                                      $0.280

TOTAL 2000 DIVIDENDS                                           $1.94                78%

Pan Pacific 2001E Dividends
---------------------------
Mid March                                                      $0.455               68%
Mid June                                                       $0.455               68%
Mid September                                                  $0.455               65%
Mid December                                                   $0.455               65%

TOTAL 2001E DIVIDENDS                                          $1.82                67%

OWNERSHIP ANALYSIS
--------------------------------------------------------------------------------


                                                     Pan Pacific       Western       Combined
                                                     -----------       -------       --------
Revenue Properties                                       48.3%           0.0%           31.8%
Other Institutional Investors                            41.3%          13.2%           31.7%
Retail                                                    2.7%          75.2%           28.7%

Management & Directors                                    2.6%           3.5%            1.7%
DownREIT Units                                            5.1%           8.1%            6.1%

Public Float (total shares)
(including Revenue Properties)                        21.3 MM       17.3 MM          32.0 MM

VALUE ENHANCEMENT TRACK RECORD
--------------------------------------------------------------------------------


                           Acquisitions Since 1997 IPO

Number of Properties(1)                                        34

Total Square Feet                                       4,701,224
Total Investment                                     $384,075,000

Going-in Unleveraged Yield(2)                                9.7%
Current Unleveraged Yield(3)                                10.9%

BASIS POINT INCREASE IN YIELD                             120 BPS





----------
(1)     Does not include the last two properties acquired.

(2) Based on net operating income during initial quarter of operation (pro forma adjusted for full quarter).

(3)     Based on net operating income for Q1 2000.

SUMMARY
--------------------------------------------------------------------------------

-   Leading public REIT - pure play West Coast grocery-anchored retail

-   Strong, in-fill, growth markets and tenant diversity

- Proven ability to acquire shopping centers in core markets and enhance value quickly

-   Market presence, market know-how and financial capacity to grow